UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 29, 2013

DEX MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35895	46-0821335
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On May 3, 2013, Dex Media, Inc. filed a Current Report on Form 8-K (the “Original Report”) reporting, among other things, the consummation of the transactions contemplated by the Amended and Restated Merger Agreement, dated as of December 5, 2012 (the “Merger Agreement”), by and between SuperMedia Inc. (“SuperMedia”), Dex One Corporation (“Dex One”), Newdex, Inc. (“Newdex”), and Spruce Acquisition Sub, Inc. (“Spruce”), including the merger of Dex One with and into Newdex , with Newdex continuing as the surviving corporation and changing its name to Dex Media, Inc, and the merger of SuperMedia with and into Spruce, with SuperMedia surviving as a wholly owned subsidiary of Dex Media.  This amendment is being filed to amend and supplement Item 9.01 of the Original Report to include the historical financial statements of SuperMedia, the business acquired, and the unaudited pro forma combined financial information for Dex One and SuperMedia.

Item 9.01                                           Financial Statements and Exhibits.

(a)         Financial Statements of Business Acquired.

The audited financial statements of SuperMedia for the years ended December 31, 2012, 2011 and 2010, and the unaudited financial statements, as of March 31, 2013, and for three month periods ended March 31, 2013 and 2012, are filed herewith as Exhibit 99.1.

(b)         Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet for Dex One and SuperMedia as of March 31, 2013, and the unaudited pro forma condensed combined statement of operations for Dex One and SuperMedia for the year ended December 31, 2012 and for three month period ended March 31, 2013, are filed herewith as Exhibit 99.2.

(d)         Exhibits.

Exhibit No.	Description

99.1

The audited financial statements of SuperMedia Inc. for the years ended December 31, 2012, 2011 and 2010, and the unaudited financial statements, as of March 31, 2013, and for three month periods ended March 31, 2013 and 2012.

99.2

Unaudited pro forma condensed combined balance sheet for Dex One Corporation and SuperMedia Inc. as of March 31, 2013, and the unaudited pro forma condensed combined statement of operations for Dex One Corporation and SuperMedia Inc. for the year ended December 31, 2012 and for three month period ended March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dex Media, Inc.

	By:	/s/ Samuel D. Jones
		Name:	Samuel D. Jones
		Title:	Chief Financial Officer and Treasurer

Date: July 8, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1

The audited financial statements of SuperMedia Inc. for the years ended December 31, 2012, 2011 and 2010, and the unaudited financial statements, as of March 31, 2013, and for three month periods ended March 31, 2013 and 2012.

99.2

Unaudited pro forma condensed combined balance sheet for Dex One Corporation and SuperMedia Inc. as of March 31, 2013, and the unaudited pro forma condensed combined statement of operations for Dex One Corporation and SuperMedia Inc. for the year ended December 31, 2012 and for three month period ended March 31, 2013.